Exhibit 99.2

Pro Forma Financial Statements of Inland American Real Estate Trust, Inc.

F-i

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions had occurred on June 30, 2007.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 2007, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the properties that were either purchased subsequent to June 30, 2007, or are expected to be purchased. The pro forma adjustments were made for certain properties in the Bradley Portfolio not purchased as of June 30, 2007, Wickes Furniture, Washington Park Plaza, Lakeport Commons, Gravois Dillon-Phase II, Inland American Communities, University House at UAB (14th Street) - Birmingham, Persis National Portfolio, Penn Park, Streets of Cranberry, Forest Plaza, High Ridge Park I & II, Hilton University of Florida Hotel & Convention Center-Gainesville, Encino Canyon Apartments, Seven Palms Apartments, McKinney Towne Center Outlots, Atlas Cold Storage Portfolio, The Woodlands Waterway Marriott Hotel & Convention Center, the SunTrust Bank Portfolio and the Company’s acquisition of the RLJ Urban Lodging Fund, Apple Hospitality Five, Inc. and Winston Hotels.  The Company considers the properties expected to be purchased in the Bradley Portfolio, Streets of Cranberry, High Ridge Park I & II, The Woodlands Waterway Marriott Hotel & Convention Center, the SunTrust Bank Portfolio and the Company acquisition of the RLJ Urban Lodging Fund to be probable under Rules 3-05 and 3-14 of Regulation S-X.

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

	Historical (A)	Other Pro Forma Adjustments	Winston Hotels Historical (D)	Winston Hotels Merger Adjustments (E)	Subtotal	Apple Historical (B)	Apple Adjustments (C)	RLJ Historical (BB)	RLJ Adjustments (CC)	Pro Forma
Assets
Net investment properties (F) (H) (L) (V) (Z) (DD)	$3,503,297	1,131,193	421,784	328,387	5,384,661	393,469	222,566	552,603	331,119	6,884,418
Assets held for sale	—	—	6,000	5,000	11,000	—	—	—	—	11,000
Cash and cash equivalents (M) (S) (W) (EE) (II)	914,231	(273,467)	70,527	(21,968)	689,323	64	(621,516)	15,813	(476,814)	(393,130)
Restricted cash (Z)	12,992	—	—	—	12,992	5,559	(565)	8,097	—	26,083
Restricted escrows (M)	593,949	—	—	(575,995)	17,954	—	—	—	—	17,954
Investment in marketable securities (O)	323,885	—	—	(12,110)	311,775	—	—	—	—	311,775
Investment in unconsolidated joint ventures (R) (Y)	149,620	113,795	3,938	3,973	271,326	—	—		—	271,326
Accounts and rents receivable, net	28,030	—	2,258	—	30,288	7,017	—	5,086	—	42,391
Notes receivable (K) (U)	239,915	11,456	15,966	—	267,337	—	—	—	—	267,337
Due from related parties	—	—	—	—	—	—	—	—	—	—
Acquired in-place lease intangibles and customer relationship value (net of accumulated amortization)(F) (H)	301,024	75,947	—	—	376,971	—	—	—	—	376,971
Acquired above market lease intangibles (net of accumulated amortization) (F)(H)	11,807	—	—	—	11,807	—	—	—	—	11,807
Loan fees, leasing fees and loan fee deposits (net of accumulated amortization) (AA) (HH)	20,702	(1,744)	—	—	18,958	—	—	1,804	(1,804)	18,958
Other assets (J) (P)	11,647	(1,674)	34,579	(5,296)	39,256	435	—	7,451	—	47,142

Total assets	$6,111,099	1,055,506	555,052	(278,009)	7,443,648	406,544	(399,515)	590,854	(147,499)	7,894,032

Liabilities and Stockholders’ Equity
Mortgages and notes payable (F) (U) (FF)	1,759,325	572,805	235,721	—	2,567,851	4,715	—	398,341	27,659	2,998,566
Accounts payable (Z)	4,208	—	26,637	—	30,845	2,329	(15)	14,730	—	47,889
Accrued offering costs	3,789	—	—	—	3,789	—	—	—	—	3,789
Accrued interest payable	945	—	—	—	945	—	—	1,742	226	2,913
Tenant improvement payable	2,481	—	—	—	2,481	—	—	—	—	2,481
Accrued real estate taxes	17,019	—	—	—	17,019	—	—	—	—	17,019
Distributions payable (T)	21,881	—	1,840	(1,840)	21,881	—	—	—	—	21,881
Security deposits	2,905	—	—	—	2,905	—	—	—	—	2,905
Prepaid rental income and recovery income and other liabilities (Q)	21,015	—	20,000	(20,000)	21,015	—	—	657	—	21,672

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

	Historical (A)	Other Pro Forma Adjustments	Winston Hotels Historical (D)	Winston Hotels Merger Adjustments (E)	Subtotal	Apple Historical (B)	Apple Adjustments (C)	RLJ Historical (BB)	RLJ Adjustments (CC)	Pro Forma
Acquired below market lease intangibles (net of accumulated amortization) (F)(H)	39,161	—	—	—	39,161	—	—	—	—	39,161
Restricted cash liability	12,992	—	—	—	12,992	—	—	—	—	12,992
Other financings	55,081	—	—	—	55,081	—	—	—	—	55,081
Due to related parties	2,789	—	—	—	2,789	—	—	—	—	2,789
Deferred income tax	1,506	—	—	—	1,506	—	—	—	—	1,506

Total liabilities	1,945,097	572,805	284,198	(21,840)	2,780,260	7,044	(15)	415,470	27,885	3,230,644

Minority interests	287,338	—	15,503	—	302,841	—	—	—		302,841

Preferred stock (N) (X) (GG)	—	—	37	(37)	—	32,006	(32,006)	57	(57)	—
Common stock (G) (N)	444	51	294	(294)	495	—	—	—	—	495
Additional paid-in capital (net of offering costs for pro forma) (G) (N) (X) (GG)	3,970,440	482,650	352,713	(352,713)	4,453,090	443,666	(443,666)	81,861	(81,861)	4,453,090
Accumulated distributions in excess of net income (I) (N) (X) (GG)	(95,331)	—	(97,693)	97,693	(95,331)	(76,172)	76,172	92,400	(92,400)	(95,331)
Accumulated other comprehensive income (O) (GG)	3,111	—	—	(818)	2,293	—	—	1,066	(1,066)	2,293

Total stockholders’ equity	3,878,664	482,701	255,351	(256,169)	4,360,547	399,500	(399,500)	175,384	(175,384)	4,360,547

Total liabilities and stockholders’ equity	$6,111,099	1,055,506	555,052	(278,009)	7,443,648	406,544	(399,515)	590,854	(148,499)	7,893,032

See accompanying notes to pro forma consolidated balance sheet.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(A)                         The historical column represents the Company’s Consolidated Balance Sheet as of June 30, 2007 as filed with the Securities Exchange Commission on Form 10-Q.

(B)                           The Apple Historical column represents Apple Hospitality Five, Inc.’s Consolidated Balance Sheet as of June 30, 2007 as filed with the Securities Exchange Commission on Form 10-Q.

(C)                           Represents adjustments to record the merger of Apple Hospitality Five, Inc.

(D)                          The Winston Hotels Historical column represents Winston Hotels Consolidated Balance Sheet as of June 30, 2007.

(E)                            Represents adjustments to record the merger of Winston Hotels.

(F)                            The pro forma adjustments reflect the acquisition or anticipated acquisition of the following properties by the Company and its consolidated joint ventures. The Company is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. The mortgages payable represent mortgages obtained from a third party.  No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant.

	Acquisition Price	Mortgage Payable
Purchases
Bradley Portfolio	$91,961	$74,013
Wickes Furniture	10,486	5,767
Washington Park Plaza	43,500	30,600
Persis National Portfolio	37,474	—
Penn Park	40,000	31,000
Lakeport Commons	55,834	—
Inland American Communities	40,800	—
University House at UAB (14th Street) – Birmingham	30,000	—
Streets of Cranberry	35,400	—
Gravois Dillon-Phase II	2,283	—
Forest Plaza	18,600	2,264
High Ridge Park I & II	12,400	8,700
Hilton University of Florida Hotel & Convention Center-Gainesville	50,000	—
Encino Canyon Apartments	19,600	—
Atlas Cold Storage Portfolio	170,670	—
Seven Palms Apartments	29,600
McKinney Towne Center Outlots	6,641	—
The Woodlands Waterway Marriott Hotel & Convention Center	137,000	89,050
SunTrust Bank Portfolio	374,891	243,679
Villages at Kitty Hawk	—	11,550
AT&T – Cleveland	—	29,242
Pavilions at Hartman Heritage	—	23,450
Lord Salisbury Center	—	12,600
Legacy Crossing	—	10,890
Total	$1,207,140	$572,805

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

Allocation of net investments in properties :

Land	$266,368
Building and improvements	864,825
Acquired in-place lease intangibles and customer relationship value	75,947
Acquired above market lease intangibles	—
Acquired below market lease intangibles	—
Total	$1,207,140

Allocations are preliminary and subject to change.

(G)                           Additional offering proceeds of $549,492, net of additional offering costs of $66,791 are reflected as received as of June 30, 2007 based on offering proceeds actually received as of October 16, 2007. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(H)                          Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles values will be amortized over the lease term.  Allocations are preliminary and subject to change.

(I)                               No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

(J)                              Change in Other assets of $(1,674) represents advance purchase deposits applied to the purchase price of properties purchased as described in (F).

(K)                          The pro forma adjustments to notes receivable consist of additional funding on existing installment notes from unrelated parties totaling $11,456.

(L)                            The $328,387 adjustment represents the purchase of approximately $421,784 of Winston’s real estate assets plus the difference between the historical cost of Winston’s real estate assets and the estimated fair market value. To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill and amounts are subject to change based on final valuation of the real estate acquired and purchase price allocation.

(M)                       The $597,963 adjustment represents the cash paid to Winston for distribution to its shareholders in accordance with the definitive merger agreement including $15.00 per common stock share, $25.38 per share for Series B preferred stock plus accrued dividends and approximately $65,000 in transaction costs, of which approximately $20,000 will be paid to a related party of the Company.

(N)                          Elimination of Winston equity accounts consistent with the purchase method of accounting.

(O)                          Represents the elimination of investments in Winston common and preferred stock (and the related unrealized gain included in accumulated other comprehensive income) owned by the Company that was redeemed as part of the definitive merger agreement.

(P)                            Write off of Winston’s deferred financing and franchise costs which are not assigned any value in the allocation of the merger acquisition cost.

(Q)                          The $(20,000) adjustment represents the elimination of Winston’s termination fee liability in accordance with the definitive merger agreement.

(R)                           Adjustment to Investment in unconsolidated joint ventures consists of additional fundings to the Lauth Investment Properties, LLC joint venture, the Cobalt Industrial REIT II joint venture, and the D.R. Stephens Institutional Fund, LLC joint venture., and additionally includes fundings to our new unconsolidated joint venture, the Stone Creek Crossing joint venture.  As of October 1, 2007, we had not funded our new unconsolidated joint venture, Net Lease Strategic Assets Fund L.P.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(S)                            Pro forma cash proceeds of $(273,467) represent the aggregate cash proceeds received from the issuance of equity and mortgage financings through October 16, 2007 less the proforma net acquisition price of investments in real estate and other ventures.

(T)                           Represents accrued dividends that will be paid to Winston shareholders in accordance with the definitive merger agreement.

(U)                          The valuations of the acquired Winston notes receivable and mortgages and notes payable are assumed to be at fair value for purposes of purchase price allocation.  This allocation is preliminary and subject to change.

(V)                           The $222,566 adjustment represents the purchase of approximately $393,469 of Apple’s real estate assets, less real estate assets sold in the amount of $87,500 subsequent to June 30, 2007, plus the difference between the historical cost of Apple’s real estate assets and the estimated fair market value. To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill and amounts are subject to change based on final valuation of the real estate acquired and purchase price allocation.

(W)                      Pro forma cash adjustment of $(621,516) represents cash paid to Apple for distribution to its shareholders in accordance with the definitive merger agreement including $14.05 per common stock unit and transaction costs of approximately $30,000.

(X)                          Elimination of Apple equity accounts consistent with the purchase method of accounting.

(Y)                           The $3,973 adjustment represents the fair value of Winston’s unconsolidated joint ventures.

(Z)                           Elimination of net investment properties, restricted escrows and accounts payable for property sold subsequent to June 30, 2007.

(AA)               Change in loan fees, leasing fees and loan fee deposits (net of accumulated amortization) of $(1,744) represents loan fee deposits applied to the mortgage debt financing as described in (F).

(BB)                   The RLJ Historical column represents the RLJ Urban Lodging Fund Combined Consolidated Balance Sheet as of June 30, 2007.  The Company is purchasing a subsidiary of the RLJ Lodging Fund.  Substantially all of the balances and activity of the RLJ Urban Lodging Fund are those of the entity which is being purchased.  All balances and activity related to the portion of the RLJ Urban Lodging Fund that is not being purchased have been eliminated in the RLJ Adjustments column, as described in (CC).

(CC)                   Represents adjustments to record the merger of the RLJ Urban Lodging Fund anticipated to occur in January 2008.

(DD)                 Represents the purchase of approximately $552,603 of RLJ’s real estate assets, real estate assets of $50,000 purchased subsequent to June 30, 2007, plus the difference between the historical cost of RLJ’s real estate assets and the estimated fair market value. To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill and amounts are subject to change based on final valuation of the real estate acquired and purchase price allocation. This allocation is preliminary and subject to change once the merger has been completed.

(EE)                     Pro forma cash adjustment of $(476,814) represents $473,909 paid to RLJ in accordance with the definitive merger agreement and $2,905 in cash of the entity which was not acquired in the purchase.

(FF)                     Represents adjustments to reflect only the mortgage debt that is to be assumed by the Company in the acquisition of RLJ of $385,000, including $33,730 related to real estate assets purchased subsequent to June 30, 2007 and additional amounts funded to increase the debt amount on two properties totaling $2,209. We will not assume the debt on one property in the amount of $28,380, however, we plan on placing new debt in the amount of $41,000. RLJ debt is assumed to be at fair value for purposes of purchase price allocation.  This allocation is preliminary and subject to change.

(GG)                   Elimination of RLJ equity accounts consistent with the purchase method of accounting.

(HH)                 Write off of RLJ’s deferred financing costs which are not assigned any value in the allocation of the merger acquisition cost.  This allocation is preliminary and subject to change.

(II)                           We plan on raising at least $393.1 million between now and the merger of the RLJ Urban Lodging Fund in January 2008 which equates to the issuance of at least 39.3 million shares which would not have an effect on our pro forma earnings per share for the year ended December 31, 2006, and would have the effect of decreasing our pro forma earnings per share in the amount of $0.01 per share for the six months ended June 30, 2007. In addition, we do have the option of placing debt on $1.7 billion of unencumbered assets, of which we could borrow the approximately $393.1 million to fund the merger acquisition of the RLJ Urban Lodging Fund. Interest expense related to borrowing of the $393.1 million at an estimated annual interest rate of 6.50% is based on expected borrowing that may be available to the Company would be approximately $25.6 million for the year ended December 31, 2006 and $12.8 million for the six months ended June 30, 2007 and would have the effect of decreasing our pro forma earnings per share in the amount of $0.03 per share for the six months ended June 30, 2007 and $0.05 per share for the year ended December 31, 2006.

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2007

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations and the company acquisitions of RLJ Urban Lodging Fund, Apple Hospitality Five, Inc. and Winston Hotels as though they occurred on January 1, 2006 or the date significant operations commenced. Pro Forma adjustments have been made for Washington Park Plaza, Persis National Portfolio, Penn Park, Lakeport Commons, Forest Plaza, High Ridge Park I & II, Hilton University of Florida Hotel & Convention Center-Gainesville, Encino Canyon Apartments, Seven Palms Apartments, Atlas Cold Storage Portfolio, The Woodlands Waterway Marriott Hotel & Convention Center, the SunTrust Bank Portfolio, the Company’s acquisition of the RLJ Urban Lodging Fund, Apple Hospitality Five, Inc. and Winston Hotels, the properties expected to be purchased in the Bradley Portfolio subsequent to June 30, 2007, and for properties purchased during the first, second and third quarters of 2007.  The Company considers the properties expected to be purchased subsequent to June 30, 2007 in the Bradley Portfolio, Streets of Cranberry, High Ridge Park I & II, The Woodlands Waterway Marriott Hotel & Convention Center, the SunTrust Bank Portfolio, and the company acquisition of the RLJ Urban Lodging Fund as probable under Rules 3-05 and 3-14 of Regulation S-X.  No pro forma adjustments were made for Parkway Centre North Outlot Building B, Wickes Furniture, Lakewood Phase II, Spring Town Center III, Inland American Communities, University House at UAB (14th Street)-Birmingham, Streets of Cranberry, Gravois Dillon Phase II, McKinney Towne Center Outlots and Legacy Crossing as the properties were completed in 2007 and there were no significant operations prior to the Company’s acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 2007, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2007 (unaudited)

(Amounts in thousands, except per share amounts)

	Historical (A)	Pro Forma Adjustments (B)	Winston Hotels Historical (E)	Winston Hotels Merger Adjustments (F)	Subtotal	Apple Historical (C)	Apple Merger Adjustments (D)	RLJ Historical (T)	RLJ Merger Adjustments (U)	Pro Forma
Rental income (H)	$115,117	63,706	—	—	178,823	—	—	—	—	178,823
Tenant recovery income	25,704	8,506	—	—	34,210	—	—	—	—	34,210
Other property income	8,940	—	—	—	8,940	—	—	—	—	8,940
Hotel operating income (Q)	—	24,218	95,422	—	119,640	68,956	(8,331)	76,002	—	256,267

Total income	149,761	96,430	95,422	—	341,613	68,956	(8,331)	76,002	—	478,240

General and administrative expenses (Q) (X)	7,588	—	17,026	—	24,614	1,372	(50)	680	(321)	26,295
Property operating expenses (K)	24,423	15,324	—	—	39,747	—	—	—	—	39,747
Hotel operating expense (Q) (S)	—	15,925	80,285	(20,000)	76,210	40,460	(4,852)	43,667	—	155,485
Real estate taxes	15,217	—	—	—	15,217	—	—	3,829	—	19,046
Depreciation and amortization (H) (I) (P) (V)	62,914	30,626	12,372	4,767	110,679	6,811	5,407	11,535	7,768	142,200
Business manager management fee (G)	4,500	—	—	—	4,500	—	—	—	—	4,500

Total expenses	114,642	61,875	109,683	(15,233)	270,967	48,643	505	59,711	7,447	387,273

Operating income (loss)	35,119	34,555	(14,261)	15,233	70,646	20,313	(8,836)	16,291	(7,447)	90,967

Loss on extinguishment of debt	—	—	(3,882)	—	(3,882)	—	—	—	—	(3,882)
Loss on sale of note receivable			(5,322)		(5,322)		—	—	—	(5,322)
Interest and dividend income (O) (W)	37,973	—	3,061	—	41,034	—	—	324	(122)	41,2366
Other income	459	—	—	—	459	—	—	844	—	1,303
Interest expense (L) (M) (Y)	(38,901)	(24,078)	(7,449)	—	(70,428)	(203)	—	(11,722)	(1,356)	(83,709)
Preferred share expense (R)	—	—	—	—	—	(31,982)	31,982	—	—	—
Equity in earnings of unconsolidated entities	751	—	1,384	—	2,135	—	—	—	—	2,135
Fee income from unconsolidated joint ventures	—	—	127	—	127	—	—	—	—	127
Realized gain on securities (N)	5,153	—	—	(248)	4,905	—	—	—	—	4,905

Income (loss) before income tax and minority interest	40,554	10,477	(26,342)	14,985	39,674	(11,872)	23,146	5,737	(8,925)	47,760

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2007 (unaudited)

(Amounts in thousands, except per share amounts)

	Historical (A)	Pro Forma Adjustments (B)	Winston Hotels Historical (E)	Winston Hotels Merger Adjustments (F)	Subtotal	Apple Historical (C)	Apple Merger Adjustments (D)	RLJ Historical (T)	RLJ Merger Adjustments (U)	Pro Forma
Income tax expense	(618)	—	(979)	—	(1,597)	—	—	—	—	(1,597)
Minority interest	(4,794)	(49)	1,213	—	(3,630)	—	—	—	—	(3,630)

Net income (loss) applicable to common shareholders	$35,142	10,428	(26,108)	14,985	34,447	(11,872)	23,146	5,737	(8,925)	42,533

Weighted average number of shares of common stock outstanding, basic and diluted (J)	292,778,653									497,448,976

Net income per share, basic and diluted (J)	.12									.09

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2007

(unaudited)

(A)                The historical information represents the consolidated historical statement of operations of the Company for the six months ended June 30, 2007 as filed with the Securities Exchange Commission.

(B)                  Total pro forma adjustments for acquisitions consummated as of October 1, 2007 are as though the properties were acquired January 1, 2006. No pro forma adjustments were made for Parkway Centre North Outlot B, Wickes Furniture, Lakewood Phase II, Spring Town Center III, Gravois Dillon Phase II, Inland American Communities, University House at UAB (14th Street)-Birmingham, Streets of Cranberry, McKinney Towne Center Outlots and Legacy Crossing as the properties were completed in 2007 and there were no significant operations prior to the Company’s acquisition.

Unaudited combined gross income and direct operating expenses presented from January 1, 2006 through the date of acquisition is based on information provided by the Seller for the following properties:

Bradley Portfolio

ProLogis Properties

Shallotte Commons

Six Pines Portfolio

The Landings at Clear Lake

Gravois Dillon I & II

Fields Apartment Homes

Middleburg Crossings

Penn Park

Encino Canyon Apartments
Atlas Cold Storage Portfolio

Pavilions at Hartman Heritage

Villages at Kitty Hawk

Northwest Marketplace

Lakeport Commons

Citizens Portfolio

Washington Park Plaza

AT&T – Cleveland

Lord Salisbury Center

Persis National Portfolio

Forest Plaza

Seven Palms Apartments

SunTrust Bank Portfolio

Worldgate Plaza

Shops at Riverstone

Schneider Electric

The Market at Hamilton

Chesapeake Commons

Crossroads at Chesapeake

Waterford Place at Shadow Creek Ranch Apartments

High Ridge Park I & II

Hilton University of Florida Hotel & Convention Center-Gainesville

The Woodlands Waterway Marriott Hotel & Convention Center

(C)                  The historical information represents the consolidated historical statement of operations of Apple Hospitality Five, Inc. for the six months ended June 30, 2007 as filed with the Securities Exchange Commission.

(D)                 Represents adjustments to record the merger of Apple Hospitality Five, Inc.

(E)                   The historical information represents the consolidated historical statement of operations income (loss) from continuing operations of Winston Hotels for the six months ended June 30, 2007.

(F)                   Represents adjustments to record the merger of Winston Hotels.

(G)                  No pro forma adjustment has been made related to the business manager management fee as it is assumed that a greater fee would not have been paid as a result of the purchase of these additional properties.

(H)                 Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements, 15 years for site improvements and 5 years for furniture, fixtures, and equipment.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. For the RLJ Urban Lodging Fund merger, the purchase price allocation for pro forma financial statement purposes, are preliminary and may be subject to change subsequent to the completion of the merger.

(I)                      To reflect depreciation expense for Winston acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$750,171
Less: Non-depreciable real estate assets	(65,637)
Depreciable real estate assets	$684,534

Depreciation expense for six months	$17,139
Less: Depreciation recorded by Winston	(12,372)
Depreciation expense adjustment	$4,767

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2007

(unaudited)

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(J)                     The pro forma weighted average shares of common stock outstanding for the six months ended June 30, 2007 was calculated assuming all shares sold to purchase each of the properties were issued on January 1, 2006.

(K)                 Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.  For the six months ended June 30, 2007, pro forma property operating expenses included management fees of $4,339.

(L)                   IARETI has ownership interests in LLC’s which own the eight shopping centers in the Ahold Portfolio, Stop N Shop Hyde, Parkway Centre North, Parkway Centre North Outlot Building B, The Market at Hamilton and Streets of Cranberry.  These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.  For the six months ended June 30, 2007, the pro forma interest expense included other financing interest expense of $4.

(M)              The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Bradley Portfolio (1)	34,479	5.9480%	07/01/2017
Bradley Portfolio (2)	10,500	5.6600%	11/01/2025
Bradley Portfolio (3)	39,534	5.5400%	01/01/2013
ProLogis Properties	32,450	5.5200%	06/01/2017
Shallotte Commons	6,078	5.7650%	06/01/2012
Washington Park Plaza	30,600	5.9200%	05/11/2016
Chesapeake Commons	8,900	5.3810%	06/01/2012
Crossroads at Chesapeake	11,200	5.4050%	06/01/2012
Fields Apartment Homes	18,700	5.3229%	06/01/2017
Schneider Electric	11,000	5.7610%	06/01/2012
Six Pines Portfolio	158,500	5.4100%	06/01/2017
The Market at Hamilton	7,893	5.7700%	06/01/2012
Gravois Dillon I	12,630	5.4950%	07/01/2017
Worldgate Plaza	59,950	5.5240%	07/01/2017
C&S Portfolio	82,500	5.4809%	04/01/2037
State Street Market	10,450	5.6230%	03/11/2012
Northwest Marketplace	19,965	5.5570%	07/01/2017
Pavilions at Hartman Heritage	23,450	5.5950%	07/01/2017
Waterford Place at Shadow Creek Ranch Apartments	16,500	5.5100%	07/11/2017
Penn Park	31,000	5.8800%	01/02/2017
Forest Plaza	2,264	5.7500%	04/01/2015
High Ridge Park I & II	8,700	5.6200%	05/01/2015
Villages of Kitty Hawk	11,550	5.6860%	09/01/2017
AT&T - Cleveland	29,242	6.1300%	08/11/2037
Lord Salisbury Center	12,600	5.4460%	09/01/2017
The Woodlands Waterway Marriott Hotel & Convention Center	89,050	6.500%	* TBA
SunTrust Bank Portfolio	243,679	6.500%	* TBA

* Properties have not yet been acquired, so no maturity date is available.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2007
(unaudited)

(N)      Represents the elimination of realized gain on Winston common stock sold by the Company.

(O)      No pro forma adjustment has been made to interest income for the notes receivable additions.

(P)      To reflect depreciation expense for Apple acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$616,035
Less: Non-depreciable real estate assets	(92,405)
Depreciable real estate assets	$523,630

Depreciation expense for six months	$12,218
Less: Depreciation recorded by Apple	(6,811)
Depreciation expense adjustment	$5,407

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(Q)      Pro forma adjustments represent operations, distributed proceeds from the sale and reduction in Apple’s advisory fee for the property sold subsequent to June 30, 2007.

(R)      The adjustment of $31,982 represents the elimination of Apple’s Series B preferred share expense.  The Series B preferred shareholders were paid off prior to the Company’s acquisition.

(S)      The adjustment of $(20,000) represents the elimination of Winston’s termination fee expense in accordance with the definitive merger agreement.

(T)      The historical information represents the combined consolidated historical statement of operations income from continuing operations of the RLJ Urban Lodging Fund for the six months ended June 30, 2007.  The Company is purchasing a subsidiary of the RLJ Lodging Fund.  Substantially all of the balances and activity of the RLJ Lodging Fund are those of the entity which is being purchased.  All balances and activity related to the portion of the RLJ Lodging Fund that is not being purchased have been eliminated in the RLJ Adjustments column.

(U)      Represents adjustments to record the merger of the RLJ Urban Lodging Fund anticipated to occur in January 2008.

(V)      To reflect depreciation expense for RLJ acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$883,722
Less: Non-depreciable real estate assets	(135,511)
Depreciable real estate assets	$748,211

Depreciation expense for six months	$19,303
Less: Depreciation recorded by RLJ	(11,535)
Depreciation expense adjustment	$7,768

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(W)    Represents the adjustment for interest income on cash of the entity not assumed by the Company in the purchase of the RLJ Urban Lodging Fund.

(X)      The RLJ Urban Lodging Fund adjustment relates to deal pursuit costs written-off in the period.

(Y)      The pro forma adjustments relating to RLJ Urban Lodging Fund’s interest expense were based on assumed debt of approximately $385,000. Of the assumed debt, approximately $125,300 is subject to fixed interest rates ranging from 5.41% to 6.93% and $259,700 is subject to variable interest rates that are effectively fixed by swap rate agreements. At the time of the merger, we will be placing approximately $41,000 of new financing on one of the hotels at an estimated interest rate of 6.40%.

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Notes B and C of the Notes to the Pro Forma Consolidated Statement of Operations and the Company acquisition of the RLJ Urban Lodging Fund, Apple Hospitality Five, Inc. and Winston Hotels as though they occurred on January 1, 2006 or the date significant operations commenced. Pro Forma adjustments have been made for the Bradley Portfolio, Washington Park Plaza, Forest Plaza, High Ridge Park I & II, Hilton University of Florida Hotel & Convention Center-Gainesville, Persis National Portfolio, Penn Park, Lakeport Commons, Encino Canyon Apartments, Seven Palms Apartments, Atlas Cold Storage Portfolio, The Woodlands Waterway Marriott Hotel & Convention Center, the SunTrust Bank Portfolio, the Company’s acquisition of the RLJ Urban Lodging Fund, Apple Hospitality Five, Inc. and Winston Hotels and for properties purchased during 2006 and the first, second and third quarters of 2007.  The Company considers the properties expected to be purchased in the Bradley Portfolio subsequent to June 30, 2007, Streets of Cranberry, High Ridge Park I & II, The Woodlands Waterway Marriott Hotel & Convention Center, the SunTrust Bank Portfolio, and the company acquisition of the RLJ Urban Lodging Fund as probable under Rules 3-05 and 3-14 of Regulation S-X.  No pro forma adjustments were made for Brooks Corner, The Plaza at Eagle’s Landing, Parkway Centre North I, Parkway Centre North – Outlot Building B, The Shops at Sherman Plaza, New Forest Crossing II, Wickes Furniture, Spring Town Center III, Legacy Crossing, Gravois Dillon-Phase II, Inland American Communities, University House at UAB (14th Street)-Birmingham, Streets of Cranberry, McKinney Towne Center Outlots, or Lakewood Phase II as the properties were completed in 2006 or 2007 and there were no significant operations prior to the Company’s acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2006, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006 (unaudited)
(Amounts in thousands, except per share amounts)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma Adjustments (C)	Winston Hotels Historical (F)	Winston Hotels Merger Adjustments (G)	Subtotal	Apple Historical (D)	Apple Merger Adjustments (E)	RLJ Historical (R)	RLJ Merger Adjustments (S)	Pro Forma
Rental income (I)	$98,419	49,251	182,387	—	—	330,057	—	—	—	—	330,057
Tenant recovery income	21,547	12,397	31,177	—	—	65,121	—	—	—	—	65,121
Other property income	3,236	—	—	—	—	3,236	—	—	—	—	3,236
Hotel operating income (Q)	—	—	45,678	165,883	—	211,561	125,369	(14,830)	129,453	—	451,553

Total income	123,202	61,648	259,242	165,883	—	609,975	125,369	(14,830)	129,453	—	849,967

General and administrative expenses (Q) (V)	7,613	—	—	11,343	—	18,956	3,274	(200)	1,112	(155)	22,997
Business manager management fee (H)	2,400	—	—	—	—	2,400	—	—	—	—	2,400
Property operating expenses (L)	20,951	19,834	44,989	—	—	85,774	—	—	—	—	85,774
Hotel operating expenses (Q)	—	—	30,905	99,206	—	130,111	75,607	(10,938)	78,805	—	273,585
Real estate taxes	11,840		—	7,016	—	18,856	—	—	6,420	—	25,276
Depreciation and amortization (I) (J) (P) (T)	49,681	25,682	91,868	22,056	12,222	201,509	12,856	11,580	17,737	20,869	264,551

Total expenses	92,485	45,516	167,762	139,621	12,222	457,606	91,737	442	104,084	20,714	674,583

Operating income (loss)	30,717	16,132	91,480	26,262	(12,222)	152,369	33,632	(15,272)	25,369	(20,714)	175,384

Loss on extinguishment of debt	—	—	—	(3,961)	—	(3,961)	—	—	—	—	(3,961)
Interest, dividend and other income (O) (U)	23,289	—	—	8,694	—	31,983	185	—	599	(324)	32,443
Other income (expense)	(28)	—	—	—	—	(28)	241	—	1,641	—	1,854
Interest expense (M) (N) (W)	(31,553)	(16,909)	(74,040)	(17,553)	—	(140,055)	(292)	—	(21,719)	(2,522)	(164,588)
Equity in earnings of unconsolidated entities	13	—	—	86	—	99	—	—	—	—	99
Fee income from unconsolidated joint ventures	—	—		227	—	227	—	—	—	—	227
Realized gain on securities	4,096	—	—	—	—	4,096	—	—	—	—	4,096

Net income (loss) before income taxes and minority interest	26,534	(777)	17,440	13,755	(12,222)	44,730	33,766	(15,272)	5,890	(23,560)	45,554

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006 (unaudited)
(Amounts in thousands, except per share amounts)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma Adjustments (C)	Winston Hotels Historical (F)	Winston Hotels Merger Adjustments (G)	Subtotal	Apple Historical (D)	Apple Merger Adjustments (E)	RLJ Historical (R)	RLJ Merger Adjustments (S)	Pro Forma
Income tax expense	(1,393)	—	—	(1,890)	—	(3,283)	—	—	—	—	(3,283)
Minority interest	(24,010)	—	(1,326)	(733)	—	(26,069)	—	—	—	—	(26,069)

Net income (loss) applicable to common shareholders	$1,131	(777)	16,114	11,132	(12,222)	15,378	33,766	(15,272)	5,890	(23,560)	16,202

Weighted average number of shares of common stock outstanding, basic and diluted (K)	68,374,630										497,448,976

Net income per share, basic and diluted (K)	.02										.03

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2006
(unaudited)

(A)      The historical information represents the consolidated historical statement of operations of the Company for the year ended December 31, 2006 as filed with the Securities Exchange Commission.

(B)        Total pro forma adjustments for expected acquisitions and acquisitions consummated as of October 1, 2007 by the Company and its consolidated joint ventures are as though the properties were acquired January 1, 2006.

Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X includes the following acquired properties:

Shops at Riverstone

Six Pines Portfolio

Worldgate Plaza

Lakeport Commons

Persis National Portfolio

Pavilions at Hartman Heritage

ProLogis Properties

Waterford Place at Shadow Creek Ranch

Fields Apartment Homes

Penn Park

(C)   Total pro forma adjustments for acquisitions consummated as of October 1, 2007 are as though the properties were acquired January 1, 2006. No pro forma adjustments were made for Brooks Corner, The Plaza at Eagle’s Landing, Parkway Centre North I, Parkway Centre North – Outlot Building B, The Shops at Sherman Plaza, New Forest Crossing II, Wickes Furniture, Spring Town Center III, Lakewood Phase II, Gravois Dillon-Phase II, Inland American Communities, Streets of Cranberry, University House at UAB (14th Street)-Birmingham, McKinney Towne Center Outlots or Legacy Crossing as the properties were completed in 2006 and 2007 and there were no significant operations prior to the Company’s acquisition.

Unaudited combined gross income and direct operating expenses presented from January 1, 2006 through December 31, 2006 is based on information provided by the Seller for the following properties:

Southgate Apartments

Canfield Plaza

Shakopee Shopping Center

Ahold Portfolio

Lincoln Mall

Monadnock Marketplace

Thermo Process Systems

Fabyan Randall

State Street Market

Shallotte Commons

Northwest Marketplace

Gravois Dillon I

Forest Plaza

Atlas Cold Storage Portfolio

SunTrust Bank Portfolio

The Market at Hilliard

Dulles Executive Plaza

IDS Center

Bradley Portfolio

Lincoln Village

Chesapeake Commons

Crossroads at Chesapeake Commons

The Market at Hamilton

The Landings at Clear Lake

AT&T – Cleveland

Villages of Kitty Hawk

Middleburg Crossings

High Ridge Park I & II

Seven Palms Apartments

The Woodlands Waterway Marriott Hotel & Convention Center

Washington Mutual

Hyde Park Stop N Shop

Lakewood Mall I

New Quest Portfolio

  (properties purchased in 2006)

Buckhorn Plaza

AT&T – St. Louis

Schneider Electric

C & S Portfolio

Citizens Portfolio

Washington Park Plaza

Lord Salisbury Center

Encino Canyon Apartments

Hilton University of Florida Hotel and Convention Center-Gainesville

(D)       The historical information represents the consolidated historical statement of operations of Apple Hospitality Five, Inc. for the year ended December 31, 2006 as filed with the Securities Exchange Commission.

(E)         Represents adjustments to record the merger of Apple Hospitality Five, Inc.

(F)         The historical information represents Winston Hotel’s consolidated historical statement of operations for the year ended December 31, 2006 as filed with the Securities Exchange Commission.

(G)        Represents adjustments to record the merger of Winston Hotels.

(H)       No pro forma adjustment has been made related to the business manager management fee as it is assumed that a greater fee would not have been paid as a result of the purchase of these additional properties.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

(I)            Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements, 15 years for site improvements and 5 years for furniture, fixtures and equipment.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(J)           To reflect depreciation expense for Winston acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$750,171
Less: Non-depreciable real estate assets	(65,637)
Depreciable real estate assets	$684,534

Depreciation expense for twelve months	$34,278
Less: Depreciation recorded by Winston	(22,056)
Depreciation expense adjustment	$12,222

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(K)       The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2006 was calculated assuming all shares sold to purchase each of the properties were issued on January 1, 2006.

(L)         Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.  For the twelve months ended December 31, 2006, pro forma property operating expenses included management fees of $16,496.

(M)    IARETI has ownership interests in LLC’s which own or will own in the future the eight shopping centers in the Ahold Portfolio and Stop N Shop Hyde Park, The Market at Hamilton and Streets of Cranberry.  These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.  For the twelve months ended December 31, 2006, the interest expense included other financing interest expense of $1,069.

(N)       The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Sherman Town Center	38,449	4.9500%	07/01/2014
Spring Town Center I & II	7,629	4.8700%	01/01/2015
Eldridge Lakes Town Center	7,504	4.8800%	12/01/2014
CyFair Town Center	5,673	4.8300%	12/01/2014
Hyde Park Stop N Shop	8,100	5.2450%	02/01/2013
Lakewood Mall I	11,715	6.0100%	04/01/2024
Monadnock Marketplace	26,785	4.8800%	03/01/2013
Thermo Process Facility	8,201	5.2400%	03/11/2031
Southgate Apartments	10,725	5.4130%	05/01/2016
Shakopee Center	8,800	5.3000%	07/01/2011

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

Ahold Portfolio 1	41,456	5.1400%	08/11/2011
Ahold Portfolio 2	35,497	5.1700%	08/01/2013
Canfield Plaza	7,575	5.2200%	09/01/2013
Fabyan Randall Plaza	13,400	5.3750%	11/01/2013
Dulles Executive Office Plaza	68,750	5.8510%	09/01/2016
IDS Center	161,000	5.0000%	01/10/2010
Bradley Portfolio (1)	227,430	6.1130%	11/01/2016
Bradley Portfolio (2)	10,500	5.6627%	11/01/2025
Bradley Portfolio (3)	39,534	5.5400%	01/01/2013
Lincoln Mall	33,835	5.0000%	09/01/2013
Buckhorn Plaza	9,025	5.9930%	12/01/2016
The Market at Hilliard	11,220	5.9630%	12/01/2016
State Street Market	10,450	5.6230%	03/11/2012
ProLogis Properties	32,450	5.5200%	06/01/2017
Shallotte Commons	6,078	5.7650%	06/01/2012
Washington Park Plaza	30,600	5.9200%	05/11/2016
Chesapeake Commons	8,900	5.3810%	06/01/2012
Crossroads at Chesapeake	11,200	5.4050%	06/01/2012
Fields Apartment Homes	18,700	5.3229%	06/01/2017
Schneider Electric	11,000	5.7610%	06/01/2012
Six Pines Portfolio	158,500	5.4100%	06/01/2017
The Market at Hamilton	7,893	5.7700%	06/01/2012
Lakeview Technology Center I	14,470	4.9000%	02/11/2011
Bridgeside Point	17,325	5.2000%	02/11/2031
Triangle Center	23,600	4.8300%	03/01/2011
Lincoln Village	22,035	5.3210%	12/01/2016
Washington Mutual	20,115	5.9430%	12/01/2016
AT&T-St. Louis	112,695	5.3430%	01/01/2037
C&S Portfolio	82,500	5.4800%	04/01/2037
Gravois Dillon I	12,630	5.4950%	07/01/2017
Worldgate Plaza	59,950	5.2700%	07/01/2017
Northwest Marketplace	19,965	5.5570%	07/01/2017
Pavilions at Hartman Heritage	23,450	5.5950%	07/01/2017
Waterford Place at Shadow Creek Ranch Apartments	16,500	5.5100%	07/11/2017
Penn Park	31,000	5.8800%	01/05/2007
Forest Plaza	2,264	5.7500%	04/01/2015
High Ridge Park I & II	8,700	5.6200%	05/01/2015
Villages at Kitty Hawk	11,550	5.6860%	09/01/2017
AT&T - Cleveland	29,242	6.1300%	08/11/2037
Lord Salisbury Center	12,600	5.4460%	09/01/2017
The Woodlands Waterway Marriott Hotel & Convention Center	89,050	6.5000%	* TBA
SunTrust Bank Portfolio	243,679	6.5000%	* TBA

(O)                 No pro forma adjustment has been made to interest income for the notes receivable additions.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

(P)         To reflect depreciation expense for Apple acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$616,035
Less: Non-depreciable real estate assets	(92,405)
Depreciable real estate assets	$523,630

Depreciation expense for twelve months	$24,436
Less: Depreciation recorded by Apple	(12,856)
Depreciation expense adjustment	$11,580

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(Q)       Pro forma adjustments represent operations and the reduction in Apple’s advisory fee for the property sold subsequent to

June 30, 2007.

(R)        The historical information represents the RLJ Urban Lodging Fund’s combined consolidated historical statement of operations income (loss) from continuing operations for the year ended December 31, 2006.  The Company is purchasing a subsidiary of the RLJ Lodging Fund.  Substantially all of the balances and activity of the RLJ Lodging Fund are those of the entity which is being purchased.  All balances and activity related to the portion of the RLJ Lodging Fund that is not being purchased have been eliminated in the RLJ Adjustments column.

(S)         Represents adjustments to record the merger of the RLJ Urban Lodging Fund anticipated to occur in January 2008.

(T)        To reflect depreciation expense for the RLJ Urban Lodging Fund acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$883,722
Less: Non-depreciable real estate assets	(135,511)
Depreciable real estate assets	$748,211

Depreciation expense for twelve months	$38,606
Less: Depreciation recorded by RLJ	(17,737)
Depreciation expense adjustment	$20,869

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(U)                 Represents the adjustment for interest income on cash of the entity not assumed by the Company in the purchase of the RLJ Urban Lodging Fund.

(V)                  The RLJ adjustment relates to deal pursuit costs written-off in the period.

(Z)      The pro forma adjustments relating to RLJ Urban Lodging Fund’s interest expense were based on assumed debt of approximately $385,000. Of the assumed debt, approximately $125,300 is subject to fixed interest rates ranging from 5.41% to 6.93% and $259,700 is subject to variable interest rates that are effectively fixed by swap rate agreements. At the time of the merger, we will be placing approximately $41,000 of new financing on one of the hotels at an estimated interest rate of 6.40%.